UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 August 3, 2005
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
             (Exact name of registrant as specified in its charter)



     Virginia               000-49929                   82-0545425
-----------------          ------------      ---------------------------------
 (State or other           (Commission       (IRS Employer Identification No.)
   jurisdiction            File Number)
of incorporation)



              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
              (Registrant's telephone number, including area code)

                                      n/a
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Access National Corporation (Nasdaq: ANCX) released its unaudited financial results on August 3, 2005 for the quarter ended June 30, 2005. A copy of the press release detailing the summary results is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) - Not applicable.
(b) - Not applicable.
(c) - Exhibits.

      Exhibit 99.1 Press Release, dated August 3, 2005.

                                   Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ACCESS NATIONAL CORPORATION
                              Registrant)


Date:  August 3, 2005         By:   /s/  Michael W. Clarke
                                    --------------------------------------
                              Name:  Michael W. Clarke
                              Title: President & Chief Executive Officer